UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2012

Manhattan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32639	36-3898269
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (212) 554-4305

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Manhattan Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders on Monday, April 16, 2012 at the offices of its legal counsel, Alston & Bird LLP, 90 Park Avenue, New York, New York 10016 at 10 a.m. Eastern Standard Time. Stockholders representing 448,380,223, or 53.43%, of the 839,091,977 shares entitled to vote were present in person or by proxy. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the annual meeting, management Proposals 1, 2, 3, 4 and 5 were approved. The proposals below are described in detail in the Company’s definitive proxy statement dated March 15, 2012 for the annual meeting.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors:

Michael S. Weiss	Neil Herskowitz	Laurence N. Charney	William J. Kennedy	Mark Schoenebaum MD

The shareholder voting for board members is summarized as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael Weiss	441,588,021	4,190,162	0	2,602,040
Neil Herskowitz	442,151,411	3,626,772	0	2,602,040
Laurence Charney	440,182,911	5,595,272	0	2,602,040
William Kennedy	442,151,411	3,626,772	0	2,602,040
Mark Schoenebaum	441,588,911	4,189,272	0	2,602,040

All five directors will serve on the board of directors of the Company until the 2013 annual meeting.

Proposal 2

Votes cast for the approval of an amendment to the Company’s Certificate of Incorporation to effect up to two reverse stock splits of the Company’s Common Stock as determined by the Board of Directors were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
439,183,524	8,620,124	576,575	0

Proposal 3

Votes cast to authorize the Board of Directors, at its discretion, to amend the Company’s Certificate of Incorporation to change its name from “Manhattan Pharmaceuticals, Inc.” to “TG Therapeutics, Inc.” were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
445,692,417	2,141,187	546,619	0

Proposal 4

Votes cast for the adoption of the Company’s 2012 Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
422,826,292	12,884,496	10,067,395	2,602,040

Proposal 5

Votes cast to approve the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
445,861,077	2,287,348	231,798	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN PHARMACEUTICALS, INC.
(Registrant)

Date: April 20, 2012	By:	/s/ Michael S. Weiss
Michael S. Weiss
Chief Executive Officer